UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2024 (October 23, 2024)

BOLD EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42385	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Fifth Avenue

New York, NY 10075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one twentieth (1/20) of a Class A ordinary share	BEAGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	BEAG	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one twentieth (1/20) of one Class A ordinary share	BEAGR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 25, 2024, Bold Eagle Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 25,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one twentieth (1/20) of a Class A Ordinary Share upon the consummation of an initial business combination (the “Eagle Share Rights”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000. The Company has granted the underwriters a 45-day option to purchase up to an additional 3,750,000 Units at the initial public offering price to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-282268) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 20, 2024, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated October 23, 2024, by and among the Company and UBS Securities LLC and Jefferies LLC, as representatives of the underwriters, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated October 23, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 23, 2024 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and the Company’s sponsor, Eagle Equity Partners IV, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 23, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated October 23, 2024, by and among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Shares Purchase Agreement, dated October 23, 2024, by and between the Company and the Sponsor (the “Private Placement Shares Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services and Indemnification Agreement, dated October 23, 2024, by and among the Company, the Sponsor and an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Shares Purchase Agreement, the Company completed the private sale of 350,000 Class A Ordinary Shares (the “Private Placement Shares”) at the initial public offering price of $10.00 per share (for an aggregate purchase price of $3,500,000). The Private Placement Shares are identical to the Class A Ordinary Shares included in the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2024, in connection with the IPO, Diarmuid Cummins, Amy Gershkoff Bolles, Jason Park, Anna Marie Wagner and Simon Watson were appointed to the board of directors of the Company (the “Board”). Mr. Cummins, Dr. Bolles, Mr. Park, Ms. Wagner and Mr. Watson are independent directors. Effective October 23, 2024, Dr. Bolles and Messrs. Park and Watson were appointed to the Board’s Audit Committee and Mr. Cummins and Ms. Wagner were appointed to the Compensation Committee, with Mr. Park serving as chair of the Audit Committee and Mr. Cummins serving as chair of the Compensation Committee.

Following the appointment of Mr. Cummins, Dr. Bolles, Mr. Park, Ms. Wagner and Mr. Watson, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Mr. Cummins and Dr. Bolles and will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consists of Messrs. Park and Watson and Ms. Wagner and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Harry E. Sloan, Eli Baker and Jeff Sagansky and will expire at the Company’s third annual meeting of shareholders.

On October 23, 2024, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement. Each of Mr. Cummins, Dr. Bolles, Mr. Park, Ms. Wagner and Mr. Watson have received membership interests in the Sponsor representing 25,000 Class B ordinary shares of the Company as compensation for their service as directors to the Company.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2024, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $250,000,000, comprised of $246,250,000 of the proceeds from the IPO (which amount includes $8,750,000 of the underwriters’ deferred discount), $1,250,000 in reimbursements from the Underwriters for certain expenses and fees and $2,500,000 of the proceeds of the sale of the Private Placement Shares, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to fund its working capital requirements, subject to an annual limit of $1,000,000 and to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of (i) in connection with the completion of the Company’s initial business combination, (ii) the redemption of any Class A Ordinary Shares if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law or (iii) the redemption of Class A Ordinary Shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter to (A) modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Class A Ordinary Shares if the Company has not consummated an initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On October 23, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 25, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 23, 2024, by and among the Company and UBS Securities LLC and Jefferies LLC as representatives of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Rights Agreement, dated October 23, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.

10.1	Letter Agreement, dated October 23, 2024, by and among the Company, its executive officers, its directors and Eagle Equity Partners IV, LLC.

10.2	Investment Management Trust Agreement, dated October 23, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 23, 2024, by and among the Company, Eagle Equity Partners IV, LLC and the Holders signatory thereto.

10.4	Private Placement Shares Purchase Agreement, dated October 23, 2024, by and between the Company and Eagle Equity Partners IV, LLC.

10.5	Administrative Services and Indemnification Agreement, dated October 23, 2024, by and between the Company, Eagle Equity Partners IV, LLC, and an affiliate of Eagle Equity Partners IV, LLC.

99.1	Press Release, dated October 23, 2024.

99.2	Press Release, dated October 25, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLD EAGLE ACQUISITION CORP.

By:	/s/ Eli Baker
	Name:	Eli Baker
	Title:	Chief Executive Officer

Dated: October 25, 2024

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